Fees Summary	Nov. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,833,022.51
Previously Paid Amount	0.00
Total Fee Amount	2,462.74
Total Offset Amount	0.00
Net Fee	$ 2,462.74